EXHIBIT 10.3


Smart Technology, Inc.
West Palm Beach, FL




                          INDEPENDENT AUDITORS' CONSENT



Ladies and Gentlemen:


We hereby consent to the use in this Registration Statement of Smart Technology, Inc. on Form SB-1 Amendment No.2 of our reports dated March 20,2003 and March 25, 2003 on the financial statements of the company, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the headings "Selected Financial Data" and "Experts" in such Prospectus.




/s/ Durland & Company, CPAs, P.A
Durland & Company, CPAs, P.A.
Palm Beach, Florida
27 October 2003